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                                                                    EXHIBIT 10.1
   SHAWMUT NATIONAL CORPORATION STOCK OPTION AND RESTRICTED STOCK AWARD PLAN

      AMENDED AND RESTATED AS OF SEPTEMBER 30, 1993 AND AS OF JUNE 1, 1994

  1. Purposes

  The purposes of the Shawmut National Corporation Stock Option and Restricted Stock Award Plan (the "Plan") are to further the long-term growth in earnings of Shawmut National Corporation (the "Corporation") by providing incentives to those officers and other employees who are or will be responsible for such growth; to facilitate the ownership of Corporation stock by such officers and employees, thereby increasing the identity of their interests with those of the Corporation's stockholders; and to assist the Corporation in attracting and retaining officers and other employees with experience and ability.

  2. Administration

  The Plan shall be administered and interpreted by a committee (the "Committee") of at least two persons consisting entirely of members of, and appointed by, the Board of Directors of the Corporation (the "Board"). Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3, as from time to time amended ("Rule 16b-3"), promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and an "outside director" within the meaning of Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee shall have full authority to establish regulations for the administration of the Plan, to select the employees who shall be granted stock options (sometimes hereinafter referred to as "options"), stock appreciation rights or limited stock appreciation rights (sometimes hereafter referred to collectively as "rights") or restricted stock awards or units (sometimes hereinafter referred to collectively as "restricted awards") under the plan, to determine the number of options, rights or shares or units of restricted stock to be granted to each such employee, to interpret the plan and to make any other determination it deems necessary to administer the Plan, which determinations shall be binding and conclusive on all parties. The Committee may delegate to the Chairman or other specified persons the authority to take specified actions, to the extent consistent with Rule 16b-3 and Section 162(m). No member of the Committee shall be liable for any action or determination taken or made in good faith with respect to this Plan or any option, right or restricted award granted hereunder.

  3. Eligibility

  Effective as of January 29, 1993, any full-time employee of the Corporation or its subsidiaries ("Employee") who is determined by the Committee to be in a position to contribute to the long-term growth in earnings of the Corporation shall be eligible to receive grants of stock options, rights or restricted awards under this Plan. For the purposes of this Plan, any corporation of which the Corporation owns directly or indirectly fifty percent (50%) or more of such corporation's outstanding voting stock shall be deemed to be a "subsidiary."

  4. Employee rights

  Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any employee any right to continue in the employ of the Corporation or a subsidiary or shall affect the right of the Corporation or of a subsidiary to terminate the employment of any employee with or without cause. Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Corporation or any subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, insurance, stock option, stock

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award, stock purchase, incentive compensation or bonus plan. The Corporation shall not be obligated to issue stock pursuant to an option or award if such issuance would constitute a violation of any applicable law. The Committee may postpone any exercise of an option, right or expiration of any restrictions for such time as the Committee may deem necessary in order to permit the Corporation, with reasonable diligence, to obtain an exemption from, or complete any necessary registration of stock under the Securities Act of 1933. While the Committee may, in its sole discretion, extend the period of exercise of such option or right for a period not in excess of the time of such postponement, the Committee shall not be obligated to do so, and neither the Corporation nor the Committee shall have any obligation or liability to the grantee of an option or right if such option or right lapses because of such postponement.

  5. Stock subject to this plan

  (a) Effective as of January 28, 1993, the maximum number of shares of the common stock of the Corporation to be reserved for issuance in accordance with the terms of the Plan is 7,600,000, including the shares subject as of the effective date hereof (as described in Section 16) to outstanding options ("replaced options") or restricted stock awards ("replaced awards") granted under the Hartford National Corporation Stock Option and Restricted Stock Award Plan, the Hartford National Corporation Long-Term Incentive Program, the First Bancorporation Incentive Stock Option Plan or the Home Bank and Trust Company 1984 Incentive Stock Option Plan. Such reserved shares may be authorized but unissued shares or any issued shares which have been acquired by the Corporation and are held in its treasury, as the Corporation may from time to time determine.

  (b) The number and kind of shares reserved for options, rights and restricted awards, the number and kind of shares subject to outstanding options, rights and restricted awards, and/or the option price of such optioned shares shall be adjusted equitably to reflect any change in the issued and outstanding shares of the Corporation's common stock, through declaration of stock dividends or distributions with respect to such shares, through restructuring, recapitalization or other similar event or through stock splits, change in par value, combination or exchange of shares, or the like, occurring or effective while such shares are being held in such reserve or are subject to outstanding options, rights and restricted awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

  (c) If options or rights granted under this Plan are surrendered or for any other reason cease to be exercisable in whole or in part, or if any shares or units of restricted stock awarded under the Plan are forfeited, then the shares which were subject to such options or rights, but as to which the options or rights cease to be exercisable, and the shares or units of restricted stock which were forfeited shall again be available for the purposes of this Plan to the extent permitted under Rule 16b-3.

  6. Granting of options

  (a) The Committee shall grant options ("substitute options") in substitution for "replaced options" (as defined in Section 5), on the same terms and conditions as the replaced options; provided, however, that in the case of options intended to qualify as Incentive Stock Options (as defined in the following sentence), terms and conditions shall be adjusted to the extent (if any) necessary to comply with the applicable requirements of Section 424 of the Code and the regulations issued thereunder. The Committee may also grant other options, which may be (i) incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Code, (ii) options which do not qualify as Incentive Stock Options ("Nonstatutory Stock Options"), or (iii) both Incentive Stock Options and Nonstatutory Stock Options, as follows:

    (i) Incentive Stock Options may be granted to any Employee, provided that the aggregate Fair Market Value (as defined in Subsection (b) of this Section 6) of the shares of common stock of the Corporation (determined as of the date of grant of an Incentive Stock Option) with respect to which Incentive Stock Options granted after December 31, 1986 under this Plan and under any other option plan of the Corporation or subsidiary first become exercisable by such Employee shall not exceed

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  $100,000 during any calendar year. Any Incentive Stock Options granted in excess of such limitation shall be treated for all purposes as Nonstatutory Stock Options.

    (ii) Nonstatutory Stock Options may be granted to any Employee without regard to the limitations stated in Paragraph (i) above.

  (b) The option price per share for each option granted shall be determined by the Committee and shall not be less than the Fair Market Value of the shares on the date the option is granted. For purposes of this Plan, the Fair Market Value of such shares on any given day shall be the closing price per share of common stock as reported on the New York Stock Exchange Composite Tape for such date, or, if there was no trading of such common stock on such date, for the next preceding date on which there was such trading.

  (c) Grants shall be authorized by the Committee and shall be evidenced by written agreements in such form as the Committee shall from time to time approve.

  7. Exercise of option

  (a) Each option shall be granted for, and by its terms shall not be exercisable after the expiration of, a period of seven years from the date the option is granted or such lesser period as the Committee may determine. Effective as of January 28, 1993, each option granted on or after such date shall be granted for, and by its terms shall not be exercisable after, the expiration of a period of ten years from the date the option is granted or such lesser period as the Committee may determine.

  (b) No optioned shares shall be issued or transferred to an optionee until purchased as provided in Subsection (f) of this Section 7, and an optionee shall have none of the rights of a stockholder with respect to such optioned shares until the certificates therefor are registered in the name of such optionee upon exercise of the option.

  (c) An option may be exercised in cumulative installments as designated by the Committee, but no portion of the option shall be exercisable before one year from the date of grant, unless otherwise determined by the Committee with respect to an Employee who is not subject to the reporting requirements of
Section 16(a) of the Exchange Act. Notwithstanding the foregoing, an option shall be exercisable in full from and after the Acceleration Date (as defined in Section 10(e)(ii)). To the extent an option is not exercised for the total number of shares with respect to which such option becomes exercisable, the number of unexercised shares shall accumulate and the option shall be exercisable, to such extent, at any time thereafter, but in no event after the expiration of such period as the Committee may have established with respect to such option pursuant to Subsection (a) of this Section 7.

  (d) Except as provided in Subsection (e) of this Section 7, no option granted under this Plan may be exercised after the holder thereof has ceased to be employed by the Corporation or a subsidiary. For purposes of this Subsection
(d) and Subsection (e) of this Section 7, with respect to an Employee who has ceased to perform services for the Corporation by reason of disability (within the meaning of the Shawmut National Corporation Long-Term Disability Plan) ("Disability"), references to cessation of employment shall be deemed to include such cessation of the provision of services.

  (e) (i) If an Employee ceases to be employed by the Corporation or a subsidiary for any reason other than death, Disability or termination of his employment by the Corporation or a subsidiary for cause (as determined by the Committee in its sole discretion), he or his legal representative may, at any time within three months after such cessation of employment, exercise any option granted under this Plan to the extent that the Employee was entitled to exercise it on the date of his cessation of employment.

    (ii) If any Employee ceased to be employed by the Corporation or a subsidiary by reason of his death or Disability, he or his legal representative may, at any time within one year after such cessation

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  of employment, exercise any option granted under this Plan to the extent that the Employee was entitled to exercise it on the date of his cessation of employment.

    (iii) In the case of an Employee whose salary grade is 26 or above, if such Employee ceases to be employed by the Corporation or a subsidiary by reason of Disability, death, or retirement in accordance with the applicable Corporation or subsidiary retirement plan, such Employee (or his legal representative) may continue to exercise any outstanding options as though such Employee had remained in the employ of the Corporation or a subsidiary.

    (iv) In the case of an Employee who is not subject to the reporting requirements of Section 16(a) of the Exchange Act, the Committee may, in its sole discretion, in the instrument evidencing the grant of an option to the Employee or on or before the date such Employee ceases to be employed by the Corporation or a subsidiary, provide that the option may be exercised subsequent to specified cessations of employment (A) even though the option was not otherwise exercisable at the time of such cessation of employment and/or (B) for specified periods in excess of those set forth in paragraphs (i) and (ii) of this Section 7(e).

    (v) Notwithstanding anything to the contrary in this Section 7(e), no option granted hereunder shall be exercisable after the expiration of such period as the Committee may have established with respect to such option pursuant to Subsection (a) of this Section 7.

  (f) An Employee who desires to exercise an option, in whole or in part, shall submit to the Corporation a notice in writing, accompanied by one of the following:

    (i) payment in cash of the full option price of the shares purchased;

    (ii) if authorized by the Committee, the delivery of shares of common stock of the Corporation owned by the purchaser ("Appreciated Stock"), accompanied by the certificates therefor registered in the name of such purchaser and properly endorsed for transfer, having a Fair Market Value equal to the option price;

    (iii) if authorized by the Committee, the delivery to the Corporation of restricted shares or units awarded to the Employee pursuant to Section 10 or Section 11 ("Appreciated Restricted Stock") with respect to which the Restricted Period or deferral periods, as the case may be, have not lapsed, having a Fair Market Value equal to the option price, provided that the shares thereby purchased equal in number to the number of restricted shares or units delivered shall be subject to the same restrictions as the delivered shares or units;

    (iv) if authorized by the Committee, any combination of cash and Appreciated Stock and Appreciated Restricted Stock such that the sum of the amount of cash and the Fair Market Value of the Appreciated Stock and Appreciated Restricted Stock (as of the date of exercise) is equal to the option price; or

    (v) instructions to a broker promptly to deliver to the Corporation the amount of sale proceeds sufficient to pay the option price.

  8. Stock appreciation rights

  (a) The Committee shall have authority to grant stock appreciation rights ("Rights") to the holder of any option granted under the plan (the "Related SAR Option") with respect to all or some of the shares of stock covered by such Related SAR Option. A Right may be granted either at the time of grant of the Related SAR Option or any time thereafter during its term (except as otherwise provided in Section 16); provided, however, that a Right shall be granted to the holder of an Incentive Stock Option only if, and to the extent that, such grant will not cause the disqualification of such Incentive Stock Option. Each Right shall be exercisable only if, and to the extent that, the Related SAR Option is exercisable and, in the case of Rights granted in respect of Incentive Stock Options, only when the Fair Market Value per share of common stock exceeds the option price per share. Upon the exercise of a Right, the Related SAR Option shall cease to be exercisable to the extent of the shares of common stock with respect to which such Right is exercised, but

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shall be considered to have been exercised to that extent for purposes of determining the number of shares available for the grant of further awards under the plan. Upon the exercise or termination of a Related SAR Option, the Right with respect to such Related SAR Option shall terminate to the extent of the shares of common stock with respect to which the Related SAR Option was exercised or terminated.

  (b) Upon the exercise of a Right, the holder thereof, subject to Subsection
(e) of this Section 8, shall be entitled at the holder's election to receive either--

    (i) that number of shares of common stock equal to the quotient computed by dividing the Spread (as defined in Subsection (c) of this Section 8) by the Fair Market Value per share of common stock on the date of exercise of the Right; provided, however, that in lieu of fractional shares, the Corporation shall pay cash equal to the same fraction of the Fair Market Value per share of common stock on the date of exercise of the Right, or

    (ii) an amount in cash equal to the Spread, or

    (iii) a combination of cash and a number of shares calculated as provided in Paragraph (i) of this Subsection (b) (after reducing the Spread by such cash amount), plus cash in lieu of any fractional shares as above provided.

  (c) The term "Spread" as used in this Section 8 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Fair Market Value per share of common stock on the date the Right is exercised over (B) the option price per share at which the Related SAR Option is exercisable, by (ii) the number of shares with respect to which such Right is exercised.

  (d) Notwithstanding the provisions of this Section 8, unless otherwise determined by the Committee, a Right granted to a holder who is subject to the reporting requirements of Section 16(a) of the Exchange Act may not be exercised until the expiration of six (6) months from the date of grant of such Right unless, prior to the expiration of such six (6) month period, the holder of such Right ceases to be an employee of the Corporation or its subsidiaries by reason of such holder's death or disability.

  (e) Notwithstanding the provisions of Subsection (b) of this Section 8, the Committee shall have sole discretion to consent to or disapprove an election to receive cash in whole or in part ("Cash Election") upon the exercise of a Right. Unless otherwise determined by the Committee, a Cash Election and related exercise by a holder who is subject to the reporting requirements of
Section 16(a) of the Exchange Act may be made only during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of sales and earnings of the Corporation and ending on the 12th business day following such date.

  (f) A Right may be granted to an optionee irrespective of whether such optionee is being granted or has been granted a Limited Right.

  (g) Each Right shall be granted on such terms and conditions not inconsistent with the Plan as the Committee may determine.

  (h) To exercise a Right, the optionee shall (i) give written notice thereof to the Committee in form satisfactory to the Committee specifying (A) the number of shares of common stock with respect to which the Right is being exercised and (B) the amount the optionee elects to receive in cash and shares of common stock with respect to the exercise of the Right, and (ii) if requested by the Committee, deliver the option agreement to the Committee, who shall endorse thereon a notation of such exercise and return the option agreement to the optionee. The date of exercise of a Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this Subsection
(h).


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  9. Limited stock appreciation rights

  (a) The Committee shall have authority to grant a limited stock appreciation right (a "Limited Right") to the holder of any option granted under the Plan (referred to herein as the "Related LSAR Option") with respect to all or some of the shares of common stock covered by such Related LSAR Option. A Limited Right may be granted either at the time of grant of the Related LSAR Option or at any time thereafter during its term (except as otherwise provided in Section
14); provided, however, that a Limited Right shall be granted to the holder of an Incentive Stock Option only if, and to the extent that, such grant will not cause the disqualification of such Incentive Stock Option. A Limited Right may be exercised only during the sixty-day period beginning on an "Acceleration Date" (as defined in Section 10(e)(ii)). Each Limited Right shall be exercisable only if, and to the extent that, the Related LSAR Option is exercisable and, in the case of Limited Right granted in respect of an Incentive Stock Option, only when the Fair Market Value per share of common stock exceeds the option price per share. Notwithstanding the provisions of the two immediately preceding sentences, no Limited Right may be exercised until the expiration of six (6) months from the date of grant of the Limited Right unless, prior to the expiration of such six (6) month period, the holder of such Limited Right ceases to be an employee of the Corporation or its subsidiaries by reason of such holder's death or disability. Upon the exercise of a Limited Right, the Related LSAR Option shall cease to be exercisable to the extent of the shares of common stock with respect to which such Limited Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares of common stock available for the grant of further awards under the Plan.

  (b) Upon the exercise or termination of a Related LSAR Option, the Limited Right with respect to such Related LSAR Option shall terminate to the extent of the shares of common stock with respect to which the Related LSAR Option was exercised or terminated.

  (c) Upon the exercise of a Limited Right, the holder thereof shall receive in cash whichever of the following amounts is applicable:

    (i) in the case of an exercise of Limited Rights by reason of an acquisition of common stock described in Section 10(e)(ii)(A), an amount equal to the Acquisition Spread (as defined in Subsection (e) of this Section 9); or

    (ii) in the case of an exercise of Limited Rights by reason of the change in composition of the Board of Directors described in Section 10(e)(ii)(B), an amount equal to the Spread (as defined in Subsection (f) of this Section
  9).

  Notwithstanding the foregoing provisions of this Subsection (b), in the case of a Limited Right granted in respect of an Incentive Stock Option, the holder may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify as an Incentive Stock Option.

  (d) The term "Acquisition Price per Share" as used in this Section 9 shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of common stock described in Section 10(e)(ii)(A), the greater of
(i) the highest price per share shown on the Statement of Schedule 13D or amendment thereto filed by the holder of 25% or more of the Corporation's common stock which gives rise to the exercise of such Limited Right, and (ii) the highest Fair Market Value per share of common stock during the sixty-day period ending on the date the Limited Right is exercised.

  (e) The term "Acquisition Spread" as used in this Section 9 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Acquisition Price per Share over (B) the option price per share of common stock at which the Related LSAR Option is exercisable, by (ii) the number of shares of common stock with respect to which such Limited Right is being exercised.

  (f) The term "Spread" as used in this Section 9 shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described in Section 10(e)(ii)(B), an amount equal to the product computed by multiplying (i) the excess of (A) the highest Fair Market Value per share of common stock during the sixty-day period ending on the date the Limited Right is exercised over (B) the

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option price per share of common stock at which the Related LSAR Option is exercisable, by (ii) the number of shares of common stock with respect to which the Limited Right is being exercised.

  (g) Each Limited Right shall be granted on such terms and conditions not inconsistent with the Plan as the Committee may determine.

  (h) To exercise a Limited Right, the optionee shall (i) give written notice thereof to the Committee in form satisfactory to the Committee specifying the number of shares of common stock with respect to which the Limited Right is being exercised, and (ii) if requested by the Committee, deliver the option agreement to the Committee who shall endorse thereon a notation of such exercise and return the option agreement to the optionee. The date of exercise of a Limited Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this Subsection (h).

  10. Restricted stock

  The Committee shall make awards ("substitute awards") of restricted stock in substitution for "replaced awards" (as defined in Section 5) on the same terms and conditions as the replaced awards. The Committee may also make other awards of restricted stock to any Employee. Each award of restricted stock under the Plan (a "Restricted Stock Award") shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):

    (a) The Committee shall determine the number of shares of the common stock of the Corporation to be issued to an Employee pursuant to the award.

    (b) Except as set forth in Section 7(f), shares of stock issued to an Employee in accordance with a Restricted Stock Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for a period of ten years, or such shorter period as the Committee shall determine, from the date on which the award is granted (the "Restricted Period"). The Committee may also impose such other restrictions and conditions on the shares as it deems appropriate. Certificates for shares of stock issued pursuant to a Restricted Stock Award may bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. Such certificates may be retained by the Corporation during the Restricted Period. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award. In no event shall the Restricted Period end with respect to a Restricted Stock Award prior to the satisfaction by the Employee of any liability arising under Section 12.

    (c) If the Employee's continuous employment with the Corporation or any of its subsidiaries shall terminate for any reason prior to the expiration of the Restricted Period of an award, or if any other conditions established by the Committee are not met, any shares remaining subject to restrictions (after taking into account the provisions of Subsections (e) and (f) of this Section 10) shall thereupon be forfeited by the Employee and transferred to, and reacquired by, the Corporation or a subsidiary at no cost to the Corporation or subsidiary. In such event, the Employee, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Corporation any certificates in his or and his representative's possession for the shares of stock remaining subject to such restrictions, accompanied by such instruments of transfer, if any, as may reasonably be required by the Secretary of the Corporation.

    (d) Upon receipt by an Employee of a Restricted Stock Award, the Employee shall possess all incidents of ownership of such shares (subject to Subsection (b) of this Section 10), including the right to receive or reinvest dividends with respect to such shares and to vote such shares.


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    (e) (i) Upon the occurrence of a "change in control of the Corporation,"
  as defined in paragraph (ii) of this Section 10(e), all restrictions then outstanding with respect to a Restricted Stock Award shall automatically expire and be of no further force and effect.

      (ii) For purposes of the Plan, a "change in control of the Corporation" shall mean a change in control of the Corporation or any successor or assign thereof of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A, promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), whether or not the Corporation is subject to such reporting requirements, or the acquisition of control (within the meaning of Section 2(a)(2) of the Bank Holding Company Act of 1956, as amended, 12 U.S.C. (S)1841 or Section 602 of the Change in Bank Control Act of 1978, 12 U.S.C. (S)1817(J)) of the Corporation by any person, company or other entity; provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) (a "Person") other than the Corporation is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination of election by the Corporation's stockholders, of each new director was approved by a vote of at least two-thirds of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of the period; (C) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least 60% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Corporation's then outstanding securities; or (D) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets; provided, however, that consummation of the transactions contemplated by the Agreement and Plan of Reorganization, dated as of August 26, 1987, between Hartford National Corporation and Shawmut Corporation shall not constitute such change in control. "Acceleration Date" shall mean the date on which public announcement of the acquisition of the percentage set forth above shall have been made, the date on which the change in the composition of the Board set forth above shall have occurred, or the date on which approval of the merger, plan or agreement set forth above is obtained, whichever is applicable.

    (f) The Committee shall have the authority (and the instrument evidencing a Restricted Stock Award may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to all or part of a Restricted Stock Award on such terms and conditions as the Committee may deem appropriate.

  11. Restricted stock units

  (a) The Committee may make awards of restricted stock units ("Restricted Stock Units") to any Employee, independent of, in addition to or in tandem with other grants or awards made under the Plan. The Committee may make such awards at any time, in such number, and subject to deferral for such period (the "Deferral Period") as the Committee shall in its discretion determine in connection with each award. The Committee may specify that such awards shall be subject to forfeiture for all or part of the Deferral Period. Each award of Restricted Stock Units under the Plan shall be evidenced by an instrument in such

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form as the Committee shall from time to time prescribe and be made in accordance with the following terms and conditions (and such other terms and conditions not inconsistent with the terms of the Plan as the Committee, in its discretion, shall establish):

  (b) No shares of the common stock of the Corporation shall be issued in connection with the award of Restricted Stock Units until the close of the Deferral Period and any subsequent Elective Deferral Period, as defined in Subsection (g) of this Section 11. Upon the expiration of such periods, certificates for shares of the common stock of the Corporation shall be delivered to the Employee, or his legal representative, in number equal to the number of Restricted Stock Units subject to the award.

  (c) The Deferral Period shall be a period of ten years, or such shorter period as the Committee shall determine, from the date on which the award is granted. In determining the Deferral Period of an award, the Committee may provide that the Deferral Period shall expire with respect to specified percentages of the awarded Restricted Stock Units on successive anniversaries of the date of such award or on other specified dates. The Committee may also impose such other restrictions and conditions on Restricted Stock Units as it deems appropriate. In no event shall the Deferral Period end with respect to Restricted Stock Units prior to the satisfaction by the Employee of any liability arising under Section 12.

  (d) Prior to the transfer to an Employee of shares of the common stock of the Corporation, the Employee shall not possess the incidents of ownership of such shares; provided, however, that unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period or Elective Deferral Period with respect to shares of common stock of the Corporation equal in number to the number of Restricted Stock Units awarded and outstanding at the time of such declaration ("Dividend Equivalents") shall be paid to the Employee at the time dividends are paid to the stockholders of the Corporation, or deferred and deemed to be reinvested in additional Restricted Stock Units, or otherwise reinvested, all as determined by the Committee in the instrument evidencing the award or at a subsequent time.

  (e) If the Employee's continuous employment with the Corporation or any of its subsidiaries shall terminate for any reason, or upon the occurrence of such other event as the Committee may select, prior to the expiration of the Deferral Period of an award, any outstanding Restricted Stock Units remaining thereunder (after taking into account the provisions of Subsections (f) and (h) of this Section 11) shall thereupon be forfeited by the Employee (or shall mature) as determined by the Committee in the instrument evidencing the award or at a subsequent time.

  (f) Unless waived by the Employee, the Deferral Period shall lapse upon the occurrence of a "change in control of the Corporation," as defined in Section 10(e) (ii) hereof.

  (g) An Employee may elect to further defer receipt of shares of common stock of the Corporation subject to an award (or an installment of an award) or Dividend Equivalents for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee.

  (h) The Committee shall have the authority (in the instrument evidencing an award or at a subsequent time) to accelerate the expiration of the Deferral Period or any period or conditions of forfeiture established pursuant to Subsection (e) of this Section 11 with respect to any or all of the Restricted Stock Units awarded to an Employee hereunder on such terms and conditions as the Committee may deem appropriate.

  12. Laws and regulations

  No shares of the Corporation's common stock shall be issued under this Plan unless and until all legal requirements applicable to the issuance of such shares have been complied with. The Corporation shall have the right to condition any issuance of shares to any employee hereunder on such Employee's undertaking in

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writing to comply with such restrictions on the subsequent disposition of such shares as the Corporation shall deem necessary or advisable as a result of any applicable law or regulation. The Corporation shall have the right to withhold from any cash payment made pursuant to the terms of the Plan the amount of any taxes which the Corporation or a subsidiary is required to withhold with respect to such stock. In the case of Corporation stock issued upon exercise of options or in connection with restricted awards the Employee or other person receiving such stock shall be required to pay to the Corporation or a subsidiary the amount of any taxes which the Corporation or a subsidiary is required to withhold with respect to such stock. Effective as of January 28, 1993, an Employee or other person to whom such stock shall be issued may pay all or part of the amount of any federal, state, or local tax liability that will result from the exercise of an option, or, with respect to a restricted award, the expiration of the Restricted Period or deferral periods, as the case may be, by electing one of the following methods: (a) by delivering to the Corporation that number of shares of Corporation stock, when multiplied by the Fair Market Value of such shares on the date of such exercise or expiration, as the case may be, which equals the amount of the portion of such tax liability to be paid by this method, assuming for this purpose a tax rate up to the maximum combined marginal federal, state and local tax rates applicable to such Employee or other person; or (b) by instructing the Corporation to withhold from the shares of Corporation stock that would otherwise be issued that number of shares of Corporation stock, when multiplied by the Fair Market Value of such shares on the date of such exercise or expiration, as the case may be, which equals the amount of the portion of such tax liability to be paid by this method, assuming for this purpose a tax rate up to the maximum combined marginal federal, state and local tax rates applicable to such Employee or other person; provided, however, that with respect to an Employee who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, (i) this clause (b) shall not take effect until February 15, 1993, and (ii) the number of shares determined in the above-described manner shall be automatically withheld by the Corporation from the shares to be so issued, and the Employee shall have no discretion in such matter; and further provided, however, that, with respect to any Employee or other person, shares in excess of the minimum number necessary to fulfill the Corporation's liability under the Code shall be withheld pursuant to this clause (b) only with the consent of the Committee.

  13. Vested rights

  To the extent that an Employee's rights under the Plan have become vested in accordance with the provision hereof, such Employee may not be deprived of such rights in any manner by any action of the Corporation or the Committee.

  14. Nontransferability; compliance with Rule 16b-3 and Section 162(m)

  (a) Awards under the Plan, including any option, right, Restricted Stock Unit (except as provided in Section 7(f)) or other right that constitutes a "derivative security," as defined in Rule 16a-1(c) promulgated under Section 16 of the Exchange Act, shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of an Employee only by him or his guardian or legal representative.

  (b) The Corporation intends that the Plan shall comply with the requirements of Rule 16b-3 throughout the term of the Plan. Should any provision of the Plan not be necessary, or should any additional provisions be necessary, for the Plan to comply with the requirements of Rule 16b-3, the Board may amend the Plan to add to or modify the provisions of the Plan accordingly, or, in appropriate circumstances, the Plan may be construed or deemed amended accordingly.

  (c) The Plan is intended to comply with Section 162(m) and shall be interpreted accordingly.

  15. Amendment or termination of the plan; interpretation

  (a) The Board may at any time, and from time to time, terminate, modify or amend the Plan in any respect, including modifications or amendments to comply with or take advantage of changes in federal tax

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                                       11
laws or regulations, except that without the requisite stockholder approval, no such modification or amendment may:

    (i) increase the maximum number of shares of the Corporation's common stock which may be issued under the Plan (other than adjustments pursuant to Section 5);

    (ii) reduce below Fair Market Value the price per share at which any option may be granted;

    (iii) extend the term of the Plan or the period during which any option, right or restricted award may be granted or any option may be exercised; or

    (iv) alter in any way the class of persons eligible to participate in the Plan.

The termination, modification or amendment of the Plan shall not, without the consent of an Employee, adversely affect his rights under any award previously made to him.

  (b) In the case of options granted as Incentive Stock Options, the terms of the Plan shall be interpreted wherever possible in such manner as will preserve the qualified status of such options.

  16. Effective date and term of the plan

  The Plan shall become effective as of October 6, 1987, subject to the approval of stockholders within twelve months of that date. No option, right or restricted award shall be granted pursuant to this Plan later than October 6, 1997, but options, rights or restricted awards theretofore granted may extend beyond that date in accordance with the terms of the Plan.

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

         AMENDMENT TO THE STOCK OPTION AND RESTRICTED STOCK AWARD PLAN

BOARD OF DIRECTORS' MEETING Thursday, July 28, 1994

  1. Section 2 of the 1987 Plan is hereby amended, in the second and fourth sentences respectively to read as follows:

  "Each member of the committee shall be a "disinterested person" within the meaning of Rule 16b-3, as from time to time amended ("Rule 16b-3"), promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and an "outside director" within the meaning of Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code")."

  Committee may delegate to the Chairman or other specified persons the authority to take specified actions, to the extent consistent with Rule 16b-3 and Section 162(m)."

  2. Section 10(e)(ii) of the 1987 Plan is hereby amended to remove all references to Hartford National Corporation and Shawmut Corporation in the definition of "change in control."

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